UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

Global Boatworks Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	000-55646	81-0750562
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1707 North Charles Street, Suite 200A

Baltimore, Maryland  21201

(Address of Principal Executive Offices)

 (Former Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 443.863.7234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        .Written communications pursuant to Rule 425 under the Securities Act

☐        . Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐        . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On September 25, 2020, Global Boatworks Holdings, Inc. (the “Company”) filed its Form 8-K (“Original Form 8-K”) to report the acquisition on September 3, 2020, of all of the issued and outstanding capital stock of R3 Score Technologies, Inc., a privately-owned Delaware corporation (“R3 Score”) pursuant to that certain Share Exchange Agreement by and among the Company, R3Score and shareholders of R3Score (the “R3 Shareholders”).  The Original Form 8-K did not include the audited financial statements of R3Score nor the pro-forma unaudited financial statements of the combined entity. This Amendment No. 1 to the Form 8-K is filed to include the financial statement information required under Item 9.01 of Form 8-K in connection with the acquisition of R3Score.

Except to the extent expressly set forth herein, this amended Form 8-K speaks as of the filing date of the Original Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this amended Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

Financial statements of R3Score as required under Item 9.01 of Form 8-K in connection with the acquisition of R3Score are attached.

(b)

Pro Forma Financial Information.

Pro forma financial information as required under Item 9.01 of Form 8-K in connection with the acquisition of R3Score are attached.

(d) Exhibits.

Exhibit No.

Description

99.1

Audited Financial Statements R3 Score Technologies, Inc. for the years ended December 31, 2018 and 2019; and Unaudited Financial Statements of R3 Score Technologies, Inc. at September 30, 2020, and for the nine months ended September 30, 2020 and 2019.

99.2

Unaudited Pro Forma Consolidated Balance Sheet of the Company at September 30, 2020, and the Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Income for the nine months ended September 30, 2020 and year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BOATWORKS HOLDINGS, INC.

Date: December 31, 2020

By:   /s/ Laurin N. Leonard

Laurin N. Leonard, Chief Executive Officer